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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): SEPTEMBER 30, 2005

                         DOCUMENT SECURITY SYSTEMS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           NEW YORK                     0-14621                16-1229730
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)     (IRS EMPLOYER
     OF INCORPORATION)                                      IDENTIFICATION NO.)



       FIRST FEDERAL PLAZA, SUITE 1525
             28 EAST MAIN STREET
                ROCHESTER, NY                                     14614
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)


       Registrant's telephone number, including area code: (585) 325-3610


                                 NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01   OTHER EVENTS

            Mr. Thomas Wicker has amended his proposed plan of sale, adopted pursuant to Rule 10b-5, pursuant to which Mr. Thomas Wicker may now sell a total of up to 200,000 shares of Common Stock of Document Security Systems, Inc. owned by him at a rate of no more than 50,000 shares in each calendar quarter. The proposed plan provides that Mr. Wicker will sell the shares between a date commencing as early as five days after the filing of this Report and September 30, 2006. Mr. Wicker is an officer and director of DSS.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

         None.



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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               DOCUMENT SECURITY SYSTEMS, INC.


Dated: October 5, 2005                          By: /S/ Patrick A. White
                                                    ---------------------------
                                                          PATRICK A. WHITE
                                                      CHIEF EXECUTIVE OFFICER





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